Goodwill and Other Intangible Assets - Summary of Estimated Amortization Expense (Detail) - USD ($) $ in Thousands	Mar. 31, 2021	Dec. 31, 2020	Dec. 31, 2019
Goodwill And Intangible Assets Disclosure [Abstract]
2021		$ 106,816
2022		101,964
2023		91,133
2024		87,320
2025		83,959
Thereafter		443,254
Total	$ 887,585	$ 914,446	$ 992,244